SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: September 17, 2001


                              Atlas Minerals, Inc.
               (Exact Name of Registrant as Specified in Charter)


     Colorado                         1-02714                      84-1533604
 -----------------                 -------------               -----------------
  (State or other                  (Commission                 (IRS Employer
  jurisdiction of                   File Number)               Identification #)
  incorporation)



              2323 S. Troy Street, Building 5-210, Aurora, CO 80014
              -----------------------------------------------------
                     (Address of Principal Executive Office)


                                 (303) 306-0823
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.
-----------------------------------------

A new Board of Directors of Atlas Minerals, Inc. (the "Company") was elected by the Company's shareholders at an annual meeting held on Friday, September 7, 2001. With this change, control of the Company's Board of Directors changes from its present management to a group nominated by its largest shareholders. The newly-elected Board elected Gary Davis as Chairman and Corporate Secretary and H.R. (Roy) Shipes as President and Chief Executive Officer. See the Press Release dated September 17, 2001 filed herewith as Exhibit 99.1 for details of the change in control.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

(a)    EXHIBITS:

       99.1     Press Release dated September 17, 2001.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ATLAS MINERALS, INC.


DATE:  September 17, 2001                 By: /s/ H.R. (Roy) Shipes
                                             -----------------------------------
                                              H.R. (Roy) Shipes
                                              Chief Executive Officer and
                                                President